EXHIBIT 10(t)





                         NORTHROP GRUMMAN CORPORATION

               NON-EMPLOYEE DIRECTORS EQUITY PARTICIPATION PLAN

                            Effective March 1, 1998

                         As amended December 16, 1998

                               TABLE OF CONTENTS

ARTICLE 1--Introduction....................................    1

     Section 1.01. Purpose.................................    1
     Section 1.02. Effective Date..........................    1

ARTICLE 2--Definitions.....................................    2

     Section 2.01. Accruals................................    2
     Section 2.02. Annual Accrual..........................    2
     Section 2.03. Annual Retainer Fee.....................    2
     Section 2.04. Board...................................    2
     Section 2.05. Change in Control.......................    2
     Section 2.06. Common Stock............................    2
     Section 2.07. Company.................................    2
     Section 2.08. Conversion Date.........................    2
     Section 2.09. Debilitating Illness....................    3
     Section 2.10. Director................................    3
     Section 2.11. Dividend Equivalent.....................    3
     Section 2.12. Electing Outside Director...............    3
     Section 2.13. Equity Participation Account............    3
     Section 2.14. Fair Market Value Of The Common Stock...    3
     Section 2.15. Outside Director........................    4
     Section 2.16. Participant.............................    4
     Section 2.17. Plan....................................    4
     Section 2.18. Retired Outside Director................    5
     Section 2.19. Retirement Plan.........................    5
     Section 2.20. Special Accrual.........................    5
     Section 2.21. Surviving Spouse........................    5
     Section 2.22. Total Disability........................    5
     Section 2.23. Unit....................................    5
     Section 2.24. Year Of Service.........................    6

ARTICLE 3--Participation...................................    7

     Section 3.01. In General..............................    7

ARTICLE 4--Entitlement To Benefits.........................    8

     Section 4.01. Normal Benefit..........................    8
     Section 4.02. Partial Benefit.........................    8

     Section 4.03. Change in Control Benefit...............    8
     Section 4.04. Better-Of Benefit.......................    9
     Section 4.05. Surviving Spouse Benefit................    9
     Section 4.06. Other Participants......................    9

ARTICLE 5--Amount Of Benefit...............................   10

     Section 5.01. Normal Benefit Amount...................   10
     Section 5.02. Partial Benefit Amount..................   10
     Section 5.03. Change in Control Benefit Amount........   10
     Section 5.04. Better-Of Benefit Amount................   11

ARTICLE 6--Accounts........................................   13

     Section 6.01. Equity Participation Accounts...........   13
     Section 6.02. Annual Accruals.........................   13
     Section 6.03. Special Accruals........................   13
     Section 6.04. Conversion Of Accruals Into Units.......   14
     Section 6.05. Dividend Equivalents....................   14
     Section 6.06. Change in the Common Stock..............   14

ARTICLE 7--Distributions...................................   16

     Section 7.01. In General..............................   16
     Section 7.02. Amount of Installments..................   16
     Section 7.03. Conversion of Units into Dollars........   17
     Section 7.04. T-Bond Election.........................   17
     Section 7.05. Payment to a Trust......................   19

ARTICLE 8--Miscellaneous Provisions........................   20
     Section 8.01. Amendment And Termination...............   20
     Section 8.02. Plan Unfunded...........................   20
     Section 8.03. No Assignments..........................   20
     Section 8.04. No Double Payment.......................   21
     Section 8.05. No Other Rights.........................   21
     Section 8.06. Successors of the Company...............   22
     Section 8.07. Law Governing...........................   22
     Section 8.08. Actions By Company......................   22
     Section 8.09. Plan Representatives....................   22

ARTICLE 5--Change In Control Benefits......................   23
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
     Section A.01. In General..............................   23
     Section A.02. Change In Control.......................   23
     Section A.03. Override by Board.......................   25
     Section A.04. February, 1998 Vote.....................   25
     Section A.05. Vesting at Change in Control............   26
     Section A.06. Limitation on Amendment Authority.......   26

                                   ARTICLE 1

                                  Introduction
                                  ------------

          Section 1.01. Purpose. The purposes of the Plan are to enable the
          ------------  -------
Company to attract and retain outstanding individuals to serve as non-employee directors of the Company, and to further align the interests of non-employee directors with the interests of the other shareholders of the Company by making the amount of the compensation of non-employee directors dependent in part on the value and appreciation over time of the Common Stock of the Company.

          Section 1.02. Effective Date. This restatement of the Plan is
          ------------  --------------
effective as of March 1, 1998. The Plan was originally effective March 19, 1997.

                                   ARTICLE 2

                                  Definitions
                                  -----------

            The following terms when used and capitalized in the Plan will have the following meanings:

          Section 2.01. Accrual. Any dollar amounts credited to the Equity
          ------------  -------
Participation Account, including any Special Accrual, Annual Accruals, and Dividend Equivalents.

          Section 2.02. Annual Accrual. This is defined in Section 6.02.
          ------------  --------------

          Section 2.03. Annual Retainer Fee. That fixed amount paid to Directors
          ------------  -------------------
exclusive of travel expenses, meeting fees, committee fees, or any other similar remuneration.

            Section 2.04. Board. The Board of Directors of the Company.
            ------------  -----

            Section 2.05. Change in Control. This is defined in Sections A.02-
            ------------  -----------------
A.04.

            Section 2.06. Common Stock. The Common Stock of the Company.
            ------------  ------------

            Section 2.07. Company. Northrop Grumman Corporation.
            ------------  -------

            Section 2.08. Conversion Date. The date the Outside Director's
            -----------------------------
service as a member of the Board terminates for any reason, including death.

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          Section 2.09. Debilitating Illness. Any physical or mental condition
          ------------  --------------------
which renders an individual unable to carry on the normal duties of his or her active business career.

          Section 2.10. Director. A member of the Board.
          ------------  --------

          Section 2.11. Dividend Equivalent. An amount equal to the cash
          ------------  -------------------
dividend per share which is payable on any dividend payment date for the Common Stock.

          Section 2.12. Electing Outside Director. An Outside Director
          ------------  -------------------------
participating in the Retirement Plan who, at the inception of this Plan, elected to terminate participation in the Retirement Plan and to participate in this Plan instead.

          Section 2.13. Equity Participation Account. An unfunded bookkeeping
          ------------  ----------------------------
account maintained by the Company for a Participant to which amounts are credited under the Plan.

            Section 2.14. Fair Market Value Of The Common Stock. This is
            ------------  -------------------------------------
determined as follows:

          (a) for relevant Accruals and Conversion Dates that occur on or before February 18, 1998, the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange (the "Exchange") for the date in question. If no sales of Common

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Stock were made on the Exchange on that date, the closing price of a share of
Common Stock as reported on said composite tape for the preceding day on which sales of Common Stock were made on the Exchange shall be substituted; and

          (b) for relevant Accruals and Conversion Dates that occur after February 18, 1998, the average of the daily closing prices of a share of Common Stock as reported on the composite tape for securities listed on the Exchange for the 20 trading days (counting as trading days only days on which sales of Common Stock are reported) ending with the date in question.

            Section 2.15. Outside Director. A Director who is not a common law
            ------------  ----------------
employee of the Company.

            Section 2.16. Participant. Each current or former Outside Director
            ------------  -----------
eligible for benefits under the Plan who has not yet received a complete distribution of his or her benefits under the Plan, other than a former Outside Director who terminated service with the Board without any entitlement to benefits under Sections 4.01-4.03.

            Section 2.17. Plan. The Northrop Grumman Corporation Non-Employee
            ------------  ----
Directors Equity Participation Plan.

            Section 2.18. Retired Outside Director. An Outside Director whose
            ------------  ------------------------
service as a member of the Board for any reason has terminated and who is entitled to receive a distribution.

            Section 2.19. Retirement Plan. The Northrop Grumman Corporation
            ------------  ---------------
Board of Directors Retirement Plan.

            Section 2.20. Special Accrual. This is defined in Section 6.03.
            ------------  ---------------

            Section 2.21. Surviving Spouse. A person who:
            ------------  ----------------

            (a) was legally married to the Participant for at least one year prior to the date the Participant ceases to serve on the Board (including death while serving on the Board), and

            (b) outlives the deceased Participant by at least 30 calendar days, to the extent he or she is not prevented from receiving benefits under the Plan by a court order or property settlement at the time payments would otherwise be due.

            Section 2.22. Total Disability. Total disability as defined in the
            ------------  ----------------
Northrop Grumman Long-Term Disability Insurance Plan.

            Section 2.23. Unit. An equivalent to a share of Common Stock, which
            ------------ ----
the denomination into which all dollar Accruals to any Equity Participation Account are to be converted.

            Section 2.24. Year Of Service. A 12-consecutive-month period of
            ------------  ---------------
service as an Outside Director.

                                   ARTICLE 3

                                 Participation
                                 -------------

            Section 3.01. In General. A Director is eligible to participate in
            ------------  ----------
the Plan if he or she:

            (a) becomes an Outside Director after March 19, 1997, or

            (b) is an Electing Outside Director.

                                   ARTICLE 4

                            Entitlement To Benefits
                            -----------------------

            Section 4.01. Normal Benefit. Each Participant who terminates
            ------------  --------------
service on the Board will be entitled to receive a benefit under Section 5.01 if he or she satisfies (a) or (b):

            (a) He or she completes at least three consecutive Years of Service.

            (b) He or she retires from the Board as a result of Total Disability or a Debilitating Illness.

            Section 4.02. Partial Benefit. A Participant will be entitled to
            ------------  ---------------
receive a partial benefit under Section 5.02 if:

            (a) he or she terminates service on the Board prior to completing three consecutive Years of Service, and

            (b) his or her termination occurs because he or she will have attained age 70 prior to the Annual Meeting of Shareholders.

            Section 4.03. Change in Control Benefit. A Participant who is not
            ------------  -------------------------
entitled to benefits under Section 4.01 will be entitled to receive a Change in Control benefit under Section 5.03 if the conditions described in Appendix A are met.

          Section 4.04. Better-Of Benefit. A Participant entitled to a benefit
          ------------  -----------------
under Sections 4.01-4.03 will be entitled to "better-of" benefits under Section
5.04 if he or she:

            (a) was a Participant in the Plan and a current Outside Director as of March 1, 1998, and

            (b) terminates service on account of death, Debilitating Illness or Total Disability.

          Section 4.05. Surviving Spouse Benefit. Upon a Participant's death,
          ------------  ------------------------
his or her Surviving Spouse, if any, will be eligible to receive the remainder of the payments due the Participant. If there is no Surviving Spouse, all payments will cease.

          Section 4.06. Other Participants. No benefits will be paid with
          ------------  ------------------
respect to a Participant who terminates service with the Board unless the eligibility conditions of Section 4.01, 4.02 or 4.03 are satisfied.

                                   ARTICLE 5

                               Amount Of Benefit
                               -----------------

          Section 5.01. Normal Benefit Amount. The normal benefit amount is the
          ------------  ---------------------
full balance of the Participant's Equity Participation Account.

          Section 5.02. Partial Benefit Amount. The partial benefit amount is
          ------------  ----------------------
the Participant's Equity Participation Account multiplied by a fraction.

          (a) The numerator of the fraction is the number of the Participant's completed consecutive Years of Service and the denominator is three.

          (b) For purposes of (a), completed Years of Service include completed months of service (rounded up to the nearest month) expressed as a fraction of a year to the nearest quarter.

            Section 5.03. Change in Control Benefit Amount. The Change in
            ------------  --------------------------------
Control benefit is equal to the greater of (a) or (b):

          (a) The full balance of the Participant's Equity Participation
              Account.

          (b) In the case of any Electing Outside Director, the benefit the Participant would receive (if any) if he or she were a participant under the Retirement Plan, but only if it would be greater than the benefit under (a).

                     (1) The Retirement Plan benefit will be considered greater than the benefit in (a) for purposes of this

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                          subsection if the present value of the projected
                          Retirement Plan benefit is greater than the Participant's balance in his or her Equity Participation Account at the Conversion Date.

                     (2) For purposes of determining the present value of the Retirement Plan benefit, the following assumptions will be used:

                          (A) An interest rate assumption of 6.5% will be used.

                          (B) No mortality factor will be applied. The
                              Participant will be assumed to get all payments before dying.

                          (C) The Annual Retainer Fee used by the Retirement
                              Plan will be assumed to remain constant for all future years.

          Section 5.04. Better-Of Benefit Amount. A Participant entitled to
          ------------  ------------------------
"better-of" benefits will have his or her benefits determined under this Section if that would result in greater benefits than those provided under Sections 5.01-5.03, as applicable.

          (a) The benefit under this Section equals the benefit the Participant would receive (if any) if he or she were a participant under the Retirement Plan.

          (b) If a Participant would not be entitled to any benefit under the Retirement Plan (e.g., because he or she failed to meet the five years of service requirement), this Section will not provide any alternative benefits.

          (c) The Retirement Plan benefit will be considered greater for purposes of this Section if the present value of the projected Retirement Plan benefit is greater than the Participant's balance in his or her Equity Participation Account at the Conversion Date.

          (d) For purposes of determining the present value of the Retirement Plan benefit, the following assumptions will be used:

                  (1) An interest rate assumption of 6.5% will be used.

                  (2) No mortality factor will be applied. The Participant will be assumed to get all payments before dying.

                  (3) The Annual Retainer Fee used by the Retirement Plan will be assumed to remain constant for all future years.

                                   ARTICLE 6

                                   Accounts
                                   --------

          Section 6.01. Equity Participation Accounts. An Equity Participation
          ------------  -----------------------------
Account will be maintained for each Participant having an amount to his or her credit under the Plan. The account will keep track of Accruals and payments for a Participant's benefit.

          Section 6.02. Annual Accruals. On each March 19, the Company will
          ------------  ---------------
credit an amount equal to 50% of the Annual Retainer Fee (an "Annual Accrual") to the Equity Participation Account of each Participant who provided a full Year of Service in the immediately preceding 12-month period.

          (a) No accrual will be made for any Outside Director who has provided at least ten consecutive Years of Service.

          (b) Participants who have provided less than a full Year of Service for the immediately preceding 12-month period will receive a pro rated portion of the normal Annual Accrual based on their months of service for the year (rounded up to the nearest month) divided by 12.

          Section 6.03. Special Accruals. As of March 19, 1997, the Company
          ------------  ----------------
credited to the Equity Participation Account of each Electing Outside Director a special, one-time credit (a "Special Accrual"). The dollar amount of the Special Accrual was equal to the present value (calculated at a 6.5% discount rate) of the accrued benefits of an Electing Outside Director under the Retirement Plan.

          Section 6.04. Conversion Of Accruals Into Units. Each Accrual will be
          ------------  ---------------------------------
converted into Units by dividing the dollar amount of the Accrual by the Fair Market Value of the Common Stock on the day the Accrual is made. Units will be calculated and recorded in Equity Participation Accounts rounded to the third decimal place.

          Section 6.05. Dividend Equivalents. On each date on which cash
          ------------  --------------------
dividends are paid on shares of the Common Stock, Equity Participation Accounts will be credited with one Dividend Equivalent for each Unit credited to such Account.

          (a) Each fraction of a Unit will be credited with a like fraction of a Dividend Equivalent on such date.

          (b) Dividend Equivalents credited to each Equity Participation Account will be converted into Units by dividing the dollar amount of the Dividend Equivalent by the Fair Market Value of the Common Stock on the date the Dividend Equivalent is accrued.

          Section 6.06. Change in the Common Stock. In the event of any stock
          ------------  --------------------------
dividend, stock split, recapitalization, distribution of property, merger, split-up, spin-off, or other change affecting or distribution with respect to the Common Stock of the Company (other than cash dividends), the Units in each Account will be adjusted in the same manner and proportion as the change to the Common Stock.

                                   ARTICLE 7

                                 Distributions
                                 -------------

            Section 7.01. In General.
            ------------  ----------
          (a) All distributions of Equity Participation Accounts to Participants will be made in cash.

          (b) The Equity Participation Account of each Retired Outside Director will be paid in a number of annual installments equal to the number of full Years of Service for which benefits have been accrued (not to exceed ten), subject to (d).

          (c) Payments will commence on the 20th business day following the Conversion Date for such Equity Participation Account, and then on each anniversary of the Conversion Date.

           (d) All payments will cease no later than:

                  (1) upon the death of the Surviving Spouse, or

                  (2) if there is no Surviving Spouse, upon the death of the Participant.

          Section 7.02. Amount of Installments. Each installment will be in an
          ------------  ----------------------
amount equal to the total dollar value of the Equity Participation Account as of the Conversion Date or the applicable anniversary date of the Conversion

Date to which the payment relates divided by the number of installments remaining to be paid.

          Section 7.03. Conversion of Units into Dollars. The total dollar value
          ------------  --------------------------------
of the Equity Participation Account will be determined by multiplying the number of Units then in the account by the Fair Market Value of the Common Stock on the Conversion Date or any applicable anniversary. The number of Units in the account will be reduced by the Unit equivalent of each payment.

          Section 7.04. T-Bond Election: If a Participant makes an election
          ------------  ---------------
under this section, the amount of each payment will be determined under this section rather than under Section 7.03. The timing and number of payments will still be determined under Section 7.01.

          (a) Account Balance: If a Participant makes an election under this
              ---------------
section, his or her Equity Participation Account will be converted to a deemed principal amount at the Conversion Date which will earn deemed interest on the remaining balance. The Account will be increased for deemed interest and reduced for payments made. The Account will no longer be based on the value of the Common Stock.

          (b) Initial Principal Amount: The initial principal amount for any
              ------------------------
Participant will be determined on the Conversion Date by multiplying the number of Units in the Participant's Equity Participation Account by the Fair Market Value of the Common Stock on the Conversion Date.

          (c) Initial Payment: The initial payment will be equal to the Initial
              ---------------
Principal Amount divided by the total number of installments to be paid.

          (d) Later Payments: Each annual installment after the Initial Payment
              --------------
will be equal to the remaining Account balance at the applicable anniversary of the Conversion Date divided by the number of remaining installments.

          (e) Interest Credits: Interest will be credited on the amount
              ----------------
remaining after the Initial Payment and future account balances at the rate specified in (f), compounded daily.

          (f) T-Bond Rate: The interest rate will be equal to the average
              -----------
interest rate on 10-year U.S. Treasury bonds for the 52 weeks ending immediately prior to the applicable anniversary of the Conversion Date.

          (g) Elections: An election under this subsection may be made only by
              ---------
delivering a written election of this T-Bond option to the Secretary of Northrop Grumman Corporation (or its successor), on a form specified by the Secretary:

               (1) no later than March 1, 1998, in the case of Participants who were Outside Directors as of February 18, 1998, or

                (2) no later than 30 days after becoming an Outside Director with respect to Participants who become Outside Directors after March 1, 1998. After the relevant date in (1) or (2), an election (or failure to make an election) under this Section will become irrevocable.

          Section 7.05. Payment to a Trust. The Participant may elect that
          ------------  ------------------
payments under this Article be made to a trust. Any payments due will be made to the trust as long as the election by the Participant remains in effect.

                                   ARTICLE 8

                           Miscellaneous Provisions
                           ------------------------

            Section 8.01. Amendment And Termination. The Board may at any time,
            ------------  -------------------------
or from time to time, amend or terminate the Plan.

            (a) No such amendment or termination may reduce Plan benefits which accrued prior to the amendment or termination without the prior written consent of each person entitled to receive benefits under the Plan who is adversely affected by such action.

            (b) The amendment and termination power of this Section is also subject to the provisions of Section A.06.

          Section 8.02. Plan Unfunded. The Plan is unfunded. Benefits under the
          ------------  -------------
Plan represent only a general contractual conditional obligation of the Company to pay in accordance with the provisions of the Plan.

          Section 8.03. No Assignments. All payments under the Plan will be made
          ------------  --------------
only to the Participant, to his or her Surviving Spouse, or to any trust designated by the Participant under Section 7.05. The right to receive payments under the Plan may not otherwise be assigned or transferred by, and is not subject to the claims of creditors of, any Participant or his or her Surviving Spouse.

          Section 8.04. No Double Payment. This Section applies if, despite the
          ------------  -----------------
prior Section, with respect to any Participant (or his or her Surviving Spouse), the Company is required to make payments under this Plan to a person or entity other than the proper payees described in the Plan. In such a case, any amounts due the Participant (or his or her Surviving Spouse) under this Plan will be reduced by the actuarial value of the payments required to be made to such other person or entity.

            (a) Actuarial value will be determined using the following actuarial assumptions:
            ----------------------------------------------------------------

            (b) In dividing a Participant's benefit between the Participant and another person or entity, consistent actuarial assumptions and methodologies will be used so that there is no increased cost to the Company on an actuarial basis.

          Section 8.05. No Other Rights. Neither the establishment of the Plan,
          ------------  ---------------
nor any action taken under it, will in any way obligate the Company to nominate an Outside Director for re-election or continue to retain an Outside Director on the Board or confer upon any Outside Director any other rights with respect to the Company.

          Section 8.06. Successors of the Company. The Plan will be binding upon
          ------------  -------------------------
any successor to the Company, whether by merger, acquisition, consolidation or otherwise.
            Section 8.07. Law Governing. The Plan will be governed by the laws
            ------------  -------------
of the State of California.

          Section 8.08. Actions By Company. Any powers exercisable by the
          ------------  ------------------
Company under the Plan will be utilized by written resolution adopted by the Board or its delegate. The Board may by written resolution delegate any of the Company's powers under the Plan and any such delegations may provide for subdelegations, also by written resolution.

          Section 8.09. Plan Representatives. Those authorized to act as Plan
          ------------  --------------------
representatives will be designated in writing by the Board or its delegate.

                                  APPENDIX A

                          Change In Control Benefits
                          --------------------------

          Section A.01. In General. This Appendix provides for accelerated
          ------------  ----------
vesting of benefits in the event of a Change of Control.

          Section A.02. Change In Control. Except as provided in Sections A.03
          ------------  -----------------
and A.04, a Change in Control occurs under any of the following circumstances:

          (a) Any "person" as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor provisions, other than a trustee or other fiduciary holding securities under any other employee benefit plan of the Company or an Affiliate, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor provisions), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company's then outstanding securities (unless the event causing the fifteen percent (15%) threshold to be crossed is an acquisition of securities directly from the Company).

          (b) During any period of two consecutive years, "Continuing Directors", as described in (2), cease for any reason to constitute at least a majority of the Board.

                  (1) The period of two consecutive years does not include any period prior to the adoption of this Plan on March 19, 1997.

                  (2) The term "Continuing Directors", for purposes of this Appendix, means:

                       (A) individuals who at the beginning of the two-consecutive-year period constitute the Board, and

                       (B) any new director whose nomination by the Board or election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-consecutive-year period or whose election or nomination for election was previously so approved. This clause (B) does not include a director designated by a person who has entered into an agreement with the Company to effect a transaction described in (a) or (c) of this Section.

          (c) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, but only if the transaction closes or is otherwise effectuated. This subsection (c) does not cover a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

          (d) The shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition of the Company or all or substantially all of the Company's assets, but only if the transaction closes or is otherwise effectuated.

          Section A.03. Override by Board. Transactions described in the
          ------------  -----------------
previous Section do not constitute Changes in Control if, immediately prior to the change in ownership, merger, consolidation, sale or other disposition, liquidation or change in the Board, the Board shall pass a resolution approved by a vote of the majority of the Continuing Directors to the effect that it has determined that such transaction does not constitute a Change in Control within the intention of this definition. In addition, if a Change in Control has occurred, no subsequent event shall result in another Change in Control.

          Section A.04. February, 1998 Vote. No Change in Control will be deemed
          ------------  -------------------
to have occurred by virtue of the vote of shareholders on February 26, 1998 to merge with Lockheed Martin Corporation unless and until that merger closes.

          Section A.05. Vesting at Change in Control. Any Participant serving as
          ------------  ----------------------------
an Outside Director at the time of a Change in Control will immediately become entitled to Change in Control benefits under Section 5.03. Actual payment of benefits will not commence until termination of his or her service in accordance with Section 7.01.

          Section A.06. Limitation on Amendment Authority. The Plan may not be
          ------------  ---------------------------------
amended, terminated, or otherwise modified or interpreted to eliminate, reduce or defer Change in Control benefits with respect to the circumstances described in Section A.02(c) or (d), between the date of the shareholder vote and the closing or other effectuation of the transaction. This Section is not intended to reduce the Board's authority under Section A.03.